BRANDYWINE ADVISORS FUND

Managed by Friess Associates, LLC         Quarterly Report        June 30, 2002

DEAR FELLOW SHAREHOLDERS:

   The average mid-cap growth fund tracked by Morningstar fell 14.10 percent in the June quarter. Brandywine Advisors retraced just 4.86 percent. The S&P 500, Russell Midcap Growth and Nasdaq Composite Indexes fell 13.44, 18.26 and 20.71 percent.

   Trust lubricates the wheels of the free-market system. Demand is the economy's fuel. Little wonder the stock market sensed that a pit stop was in order.

   Most investors view the risks inherent to stocks under the assumption that people in positions of trust play by the rules. Then many folks bought into the "paradigm shift" and watched their new-era investments go "bellyup.com." Then came the accounting scandals, the earnings restatements, the investigations and the indictments. Even a straight-laced chief executive who can turn a napkin into an origami Christmas-tree ornament faces scrutiny for possible misdeeds.

   Still, no matter how far shady dealings appear to reach, the Enrons and WorldComs of the world are exceptions. The confidence crisis that weighed on the market in recent months will fade as more individual companies with solid management teams and clean balance sheets exceed earnings expectations -- and there are already mildly encouraging signs on that front.

                          Quarter ended June 30, 2002

                    Brandywine Advisors Fund          -4.86%
                    S&P Midcap 400 Index              -9.53%
                    S&P 500 Index                    -13.44%
                    Russell Midcap Growth Index      -18.26%
                    NASDAQ Composite Index           -20.71%

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more of less than their original cost.

   While the financial community wasn't expecting June-quarter results to be much to write home about, earnings pre-announcements show that they might be better than once thought. More than twice as many companies made positive earnings pre-announcements through June 21 versus the same period last year, according to First Call. Thirty-eight percent more companies provided upside earnings guidance when compared to the March quarter.

   We call this "mildly" encouraging because much of recent earnings growth stems from cost cutting. Revenue growth is generally modest and, in many cases, nonexistent. While the companies successfully navigating this climate position themselves well to benefit from the economic recovery, the pace of that recovery "remains uncertain," as the Fed said on June 26.

   For example, non-defense capital goods orders rose a solid 3.3 percent in May after 1.4 percent growth in April. Some might say that's proof that the long-awaited rebound in corporate capital expenditures is gathering steam, but backlogged orders fell. Unfilled orders need to rise to fuel a solid and lasting improvement in investment. A business owner is not going to buy new machinery or hire new workers to help fill more orders unless there's evidence, like a persistent backlog, that the current equipment and staff can't keep up with customer demand.

   People continue to dine out, rent movies and pursue other simple pleasures. This puts numerous restaurants in good positions, as a wide range of ingredients is cheaper than last year. Beef, hog and cheese prices, for example, are about 10, 30 and 35 percent lower than a year ago. Profits at movie-rental chains climb as more people migrate to the DVD format. DVDs offer the stores better profit margins and, as DVD rentals grow as a percentage of revenues, these chains enjoy year-over-year comparisons against results heavier in lower-margin videocassettes.

   Retail companies as a group comprised a significant portion of assets in Brandywine Advisors. While results varied, performance among certain clothing retailers, movie rental chains and restaurants made retail a generally positive influence. For example, Limited Brands, the largest holding in the Fund, gained 19 percent. Brandywine Advisors also benefited from Blockbuster and Yankee Candle Company, up 15 and 26 percent.

   Health-care-services companies aided relative results and were particularly strong where seven of its eight holdings from the industry appreciated.

   Companies that make non-durable products such as food and packaging, or perform related services, also added to performance, with holdings such as Pactiv, up 19 percent, and Pepsi Bottling Group, up 13 percent.

   Technology companies continued to play a very limited role in your portfolio, thereby avoiding that sector's ongoing troubles. The wireless telecom, computer storage and Internet services groups as tracked by S&P fell 39, 32 and 22 percent. The Nasdaq Composite Index finished the quarter down 71 percent from its March 2000 high.

   Please refer to the "thorns" on page 7 for the stocks that hurt performance the most.

   Also, total busts such as Adelphia, Enron and Global Crossing never even made it to the front door of your portfolio. With a 28-year track record to back it up, the approach that your team employs doesn't blindly trust rosy statements from CEOs or accept reported numbers at face value. Instead, 34 investment professionals who focus solely on research conduct more than 1,000 interviews each week with not only company managements, but their competitors, customers and suppliers as well.

CUMULATIVE                          BRANDYWINE ADVISORS % CHANGE
----------                          ----------------------------
QUARTER                                        -4.86
ONE YEAR                                      -14.63
INCEPTION                                     -21.47*<F1>

ANNUALIZED
----------
INCEPTION                                     -13.53*<F1>

*<F1>  10/31/00

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more of less than their original cost.

   On top of your internal team's detective work, we enlist the assistance of accounting experts such as the former Treasurer of Compaq Computer to help us comb through financial statements to avoid companies that mask problems or inflate earnings.

   The Fund's average company, per Baseline, is expected to grow earnings 28 percent this year and is trading at 19 times its earnings estimates, versus just 10 percent earnings growth for the average S&P 500 Index company, which trades at 20 times.

   New accounting revelations, probable bankruptcies of high-profile companies and terrorism stand as threats to the market's future direction. On the positive side, however, the economy benefits from an accommodative Fed interest-rate policy, a persistent consumer and aggressive government spending to shore up security.

   I'm the largest individual shareholder in the Brandywine Funds. All of Bill D'Alonzo's personal stock-market investments and the assets of our firm's pension plan are invested in the Funds as well.

   The Fund's strong relative results bode well for the future leadership after Bill D'Alonzo's first quarter in the CEO chair. We appreciate your long-term focus and continued confidence. We're glad to all be in the same boat as we fight hard to hold your asset values in this tough environment, and we look forward to growing your assets amid more favorable market conditions.

   God Bless!

/s/ Foster Friess

Foster Friess
President

CAPITAL GAINS UPDATE . . .

   It's not likely that the Fund will distribute capital gains this fiscal year. With just three months remaining until fiscal year end, Brandywine Advisors has a realized loss of approximately $0.92 per share. This net realized loss position means the Fund can realize gains equal to this amount before triggering a capital gains distribution. New investments in the Fund would also benefit from this distribution-reducing loss situation. As of June 28, the Fund held $0.24 per share in unrealized gains. This amount, if realized, would still fall well short of triggering a distribution. These estimates will change, so please look for updated figures in September's annual report.

ANTHEM INC., ATH

   HMOs helped push membership in traditional Blue Cross and Blue Shield plans to a low of 65.2 million in 1994. Since then, the Blues have responded with new products and increased flexibility. Membership hit 82.6 million in 2001.

   Renewed growth coincides with widespread consolidation among Blue plan providers, producing economies of scale that bolster profits. Once numbering more than 100 individual companies, consolidation more than halved the number to
43. NYSE-listed Anthem Inc. is reducing that number further.

   The country's fifth-largest publicly traded health-plan provider, Anthem serves over eight million members in Blue plans, primarily in Indiana, Kentucky, Ohio, Connecticut, New Hampshire, Maine, Colorado and Nevada. Membership growth and cost controls allowed Anthem to exceed March-quarter estimates with 52 percent earnings growth. Anthem then raised earnings guidance for the full year.

   Under Blue Cross Blue Shield rules, takeovers by health plans outside its network are not allowed, which puts Anthem in an excellent position to make high-quality acquisitions. In April, Anthem announced plans to acquire Virginia-based Trigon Healthcare. If approved, the deal would boost membership more than 20 percent and give Anthem its first foothold in the Southeast.

   Your team spoke with Chief Financial Officer Michael Smith about Anthem's announced efforts to improve efficiency and service to members. The BlueCard program, for example, links subscribers traveling outside their states with any Blue provider and eliminates costs associated with confusing claims administration. Administrative expenses as a percentage of operating revenues fell to 18.4 percent from 20 percent in the March quarter.

   Given Anthem's earnings track record before it went public and its strong outlook, your team bought shares at under 11 times 2002 estimates when they were offered in October. Analysts predict Anthem will grow earnings 30 percent this year.

BLOCKBUSTER INC., BBI

   Each step the VCR takes toward obsolescence makes Blockbuster, a company that earned its name renting videos, more profitable. The DVD player is the fastest-growing consumer electronics product ever, and DVD rentals provide Blockbuster a profit margin 10 percentage points higher than videocassettes.

   NYSE-listed Blockbuster Inc. offers video, video game and DVD rentals from roughly 8,000 stores in about 25 countries. It generated $5.1 billion in revenue last year. With nearly 4,400 U.S. locations, Blockbuster provides 40 percent of the nation's rentable home entertainment, making it the domestic industry leader.

   Electronics makers sold 12.7 million DVD players to meet retail demand in the U.S. in 2001, a 50 percent rise from 2000. Through May, DVD player sales stood about 30 percent ahead of last year's year-to-date totals. Blockbuster's March-quarter earnings surged 37 percent, topping estimates by 32 percent, as DVD rentals more than doubled.

   Your team spoke with Chief Financial Officer Larry Zine about lessons learned from a partnership in which another company sold electronics products at Blockbuster stores. The experience showed that Blockbuster could effectively leverage its floor space to sell hardware such as DVD players and game consoles.

   Chief Executive John Antioco publicly stated that Blockbuster expects DVDs to rise from 40 percent of current rental revenue to 50 percent by year's end. The earnings implications of this DVD cycle obviously are not isolated to Blockbuster. Your team also bought Hollywood Entertainment in August and Movie Gallery in February, which grew 93 and 36 percent in Brandywine through June 27.

   Analysts expect Blockbuster, which beat estimates in each of the past four quarters, to grow earnings 57 percent in the June quarter. Your team bought Blockbuster for 15 times 2003 earnings estimates.

JANE AIELLO . . .

   Chief Operating Officer Christopher Long reviews annual evaluations in which everyone in the firm gets to point out special ways other teammates were helpful during the year. Comments about Jane Aiello never disappoint.

   "Jane is universally considered a saint," Chris remarked. "It makes the rest of us feel a bit inferior by comparison." Fortunately for Chris, he directly benefits from Jane's organizational skills, attention to detail and strong work ethic.

   Keeping Chris' day on track interviewing potential teammates, calling back financial press, meeting with clients, and reviewing outgoing reports and correspondence - not to mention putting out the daily "fires" that pop up - would be a full-time job for anyone. But that occupies just part of Jane's day. Jane is also the liaison for many worthwhile charities and civic organizations that contact Friess. She's the right hand to Tim Reis, who administers The Lynn and Foster Friess Family Foundation.

   "Jane's help evaluating potential recipients and summarizing the key points related to donation requests enables me to spend more time in the field learning about and supporting small, entrepreneurial groups dedicated to improving inner-city communities," Tim said. "The fact that Jane's positive attitude defies gravity makes her that much more of a joy to work with."

   Before joining Friess Associates, Jane was an executive secretary to the head of DuPont Company's commercial explosives business and an administrator in the offices of two Delaware governors. Jane also worked on Governor Pete du Pont's presidential campaign. Her proven success working in fast-paced environments and the contacts she made in those previous positions prepared Jane well for her role with Chris and Tim.

   Jane's been married to her husband Frank for 32 years. Retired from high-school coaching after 300 wins, Frank is now women's basketball coach and assistant athletics director at Goldey-Beacom College. They have two grown children, Laurie and Chris, with the latter recently adding a daughter-in-law, Jill, to Jane and Frank's family. Jane and Frank enjoy walking, gardening and reading in the spare time they make between basketball games and other events.

PAT KEALEY . . .

   Pat Kealey is a trading veteran. That's not just because he's been a fixture on your team for more than 10 years. Before he joined Friess, Pat served eight years as a regional sales trader at Salomon Smith Barney and three years at PNC Bank trading for mutual funds and trust accounts.

   With experience on both the buy and sell side of the market, Pat is the ideal teammate to head up our trading desk. His responsibilities range from mentoring the five other professional traders and additional trading staff to making sure all trades are executed in an efficient and cost effective manner to overseeing outside relationships with the brokerage community.

   "We sometimes need our investment implementers to buy or sell several hundred million dollars worth of a company's stock without dominating the volume of trading or tipping off other investors," Chief Executive Bill D'Alonzo said. "Pat is supremely suited for such a challenging task given the relationships and acumen he's assembled over nearly two decades as a trader and his expertise using electronic networks."

   Many of the lesser-known names the Friess process uncovers take special expertise to trade because of their liquidity. "Pat has repeatedly demonstrated a talent for building positions in small-cap companies without broadcasting our intentions," said Research Team Leader Bill Dugdale. "This allows us to participate fully when the stocks move higher."

   Pat's success is linked in part to his use of technology that matches buyers and sellers electronically. "ECNs (electronic-communications networks) allow us greater liquidity, as we can match trades in seconds while remaining anonymous," Pat explained. "It's not just the speed that's important. In many instances through the crossing networks we can actually discover the broker on the other side of the transaction, who we might not have found otherwise."

   Pat earned his undergraduate degree in Operations Management and Finance from Villanova University. He also earned the Chartered Financial Analyst designation. He and his wife Mary Jane have been married for 19 years and have two sons, Patrick and Sean. Pat most enjoys time spent with his family, whether it's watching his sons participate in sports or scuba diving together in the Caribbean. Since he's an avid photographer Pat's captured much of their time together on film, including underwater adventures around some of the world's best coral reefs.

ON THE CUTTING EDGE . . .

   Each quarter we share samples of innovative ideas that cross your team's radar screen even though opportunities to invest in them may lie in the future or never surface. Some of these innovations might be showing up near you already while others fail to evolve into practical applications.

STEAMING OUT POLLUTION

Cleaning up toxic waste costs taxpayers millions every year and, at some Superfund sites, could take 100 years or more to complete. Now there's technology, called "dynamic underground stripping," that promises to save money while eliminating one of the industrial age's most unfortunate legacies in a matter of years rather than centuries. Lawrence Livermore Labs and U.C. Berkeley partnered to create the process with funding from the Energy Department. Guided by the same sort of magnetic imaging used in medicine, engineers heat water in giant boilers, then drive pipes 100 feet underground to literally surround the pollution. They soften the contaminants with super-hot steam and force them to the surface. The imaging technology, called electrical resistance tomography, allows specialists to pinpoint the exact location and temperature of the contaminants and monitor the heating process in real time. The technique is especially efficient because the heat and forced air often break down the contaminants in place, turning them into harmless compounds without having to extract and treat them at the surface.

MEDICAL 3-D IMAGING BREAKTHROUGH

Emergency room doctors treating patients in life-threatening situations have a powerful new diagnostic weapon. A medical imaging technology from Mercury Computer Systems of Chelmsford, Massachusetts can produce high-resolution, three-dimensional X-ray images in about 15 seconds, instead of the 10 minutes required for most equipment in use now. Outside the ER, Mercury's technology could aid doctors in common procedures such as angioplasty. Currently, a physician inserting a catheter into a coronary artery to clear a blockage is guided by two-dimensional X-ray images. To get a different view, the doctor must reposition the patient and take another X-ray. The new technique lets the doctor work and view 3-D images in almost real time.

SILENCE PLEASE!

You will soon be able to silence the racket of a jackhammer or the thumping beat from a nightclub without blocking the sounds you want to hear, according to Selwyn Wright, an engineer at the University of Hudderfield in Yorkshire, U.K. He developed what he calls the Silence Machine. It works by analyzing the stream of sound waves from a noise source and generating sound that neutralizes the incoming clamor. The concept is already in use commercially in noise-canceling headphones worn in passenger aircraft. These block out jet-engine noise while letting you hear the in-flight movie in peace. Wright's system is the first to block out a particular source of noise to produce a personal "sound shadow" in which everything but the unwanted noise will still be audible. His patented Silence Machine consists of microphones for sound sampling, a computer for generating anti-noise and loudspeakers for blasting that anti-sound at the incoming noise.

                            BRANDYWINE ADVISORS FUND

     PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF JUNE 30, 2002

             1.  Limited Brands                               20.6%
             2.  L-3 Communications Holdings, Inc.            14.6%
             3.  Transocean Inc.                             -10.1%
             4.  AmerisourceBergen  Corp.                     12.8%
             5.  Pepsi Bottling Group, Inc.                   17.2%
             6.  Nike, Inc.                                   -0.4%
             7.  First Tennessee National Corp.                4.6%
             8.  THQ Inc.                                     -4.0%
             9.  RadioShack Corp.                             -6.7%
            10.  Black & Decker Corp.                          2.2%

                                EARNINGS GROWTH

                         THE FUND'S HOLDINGS        28%
                         S&P 500                    10%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2002 VS 2001

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, JUNE 30, 2002.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $15 billion
                                     95.6%

                                   SMALL CAP
                                below $1 billion
                                      1.2%

                                      CASH
                                      3.2%

                            TOP TEN INDUSTRY GROUPS

Apparel & Shoe Retailers (12.7%)
Food/Restaurants (12.4%)
Retailing (10.3%)
Health Care Related  (7.2%)
Financial/Business Services (6.7%)
Medical/Managed Care (6.5%)
Insurance (5.5%)
Machinery & Miscellaneous Manufacturing (5.3%)
Medical Services (4.7%)
Aerospace/Defense (4.3%)
All Others (21.2%)
Cash (3.2%)

                            BRANDYWINE ADVISORS FUND
                        JUNE QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN THOUSANDS)     % GAIN    REASON FOR MOVE
 -----------------     --------------     ------    ---------------

   Limited Brands         $1,020.0         19.0     Margins improved amid expense reductions and accelerating sales at the company's Limited, Express and Victoria's Secret stores, fueling strong earnings results. April-quarter earnings of $0.15 per share versus $0.05 a year ago beat estimates by 36 percent.

       Trigon
  Healthcare, Inc.         $543.3          35.1     The Blue Cross Blue Shield (BCBS) insurer benefits from higher premiums on its health insurance plans. The company exceeded March-quarter estimates with 20 percent earnings growth. Anthem, a BCBS insurer in eight states, announced it would buy Trigon during the quarter.

   Pepsi Bottling
    Group, Inc.            $474.1          13.4     March-quarter earnings grew to $0.19 per share from $0.09 a year ago, beating estimates. The bottler and distributor of PepsiCo beverages gained ground on increasing sales of its carbonated soft drinks and Aquafina water product in a favorable pricing environment. Consensus estimates forecast 54 percent earnings growth this year.

 AmerisourceBergen
       Corp.               $464.3          11.3     The pharmaceutical services company leverages its position as the largest U.S.
                                                    drug wholesaler. While traditional pharmaceutical companies have been forced to decrease prices, distributors have increased the margins on their sales. The company topped March-quarter estimates with 57 percent earnings growth.

    Intuit, Inc.           $434.0          20.9     The maker of TurboTax and QuickBooks tax-preparation and small-business software raised earnings guidance as Internet sales rose. April-quarter earnings topped estimates with 36 percent growth. Intuit also announced it is selling its slower-growing mortgage-lending business. The Fund sold Intuit when it reached our target price.

                           $ LOSS
  BIGGEST $ LOSERS     (IN THOUSANDS)     % LOSS    REASON FOR MOVE
  ----------------      -------------     ------    ---------------

    Cytyc Corp.           $1,582.5         39.2     Following 40 percent March-quarter earnings growth, shares slid on lower guidance for 2002 sales due to inventory reductions at large customer Quest
                                                    Diagnostics. Quest had a string of acquisitions and reduced inventories as a result. The Fund sold Cytyc during the quarter to fund an idea with greater near-term upside.

    Andrx Group            $816.8          36.3     Shares fell on fears of a more competitive pricing environment for its generic version of the acid-reflux drug Prilosec after the FDA cleared a competitor's version of the drug. The Fund sold the developer of generic extended-release formulations during the quarter to fund an idea with greater near-term upside.

   Biovail Corp.           $695.9          23.0     March-quarter earnings grew 60 percent, beating estimates. Shares fell when an analyst downgraded the stock, citing concerns regarding how Biovail accounts for sales of its blood-pressure drug Cardizem. The Fund sold Biovail to fund an idea with greater near-term prospects.

    Advance PCS            $554.1          20.3     March-quarter earnings grew 65 percent as operating margins improved for the pharmacy management company's expanding mail-order business. News stories highlighting a client's dispute with the company overshadowed the strong results, prompting the Fund's sale.

  Nautilus Group,
        Inc.               $552.4          27.0     Despite March-quarter earnings growing to $0.67 per share from $0.41 a year ago, speculative short sellers betting this growth was not sustainable drove shares down. The Fund sold Nautilus during the quarter to fund an idea with better near-term prospects.

All gains/losses are calculated on an average cost basis

                            Brandywine Advisors Fund
                            Statement of Net Assets
                                 June 30, 2002
                                  (Unaudited)

 SHARES OR                                                           QUOTED
 PRINCIPAL                                                           MARKET
  AMOUNT                                              COST        VALUE (B)<F3>
 ---------                                            ----        -------------

COMMON STOCKS - 96.8% (A)<F2>

               AEROSPACE/DEFENSE - 4.3%
      7,600    Alliant Techsystems Inc.           $    491,143    $    484,880
     90,000    L-3 Communications Holdings, Inc.     4,241,879       4,860,000
                                                  ------------    ------------
                                                     4,733,022       5,344,880

                  THIS SECTOR IS 12.9% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 12.7%
     87,500    Abercrombie & Fitch Co.               2,624,556       2,110,500
    300,000    Limited Brands
               (formerly Limited, Inc.)              5,297,262       6,390,000
     59,500    NIKE, Inc. Cl B                       3,206,323       3,192,175
     72,300    Reebok International Ltd.             2,009,978       2,132,850
     52,300    Talbots, Inc.                         1,902,071       1,830,500
                                                  ------------    ------------
                                                    15,040,190      15,656,025

                  THIS SECTOR IS 4.1% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 0.1%
     12,400    AutoNation, Inc.                        194,690         179,800

                  THIS SECTOR IS 7.6% BELOW YOUR FUND'S COST.

               BUILDING RELATED - 2.2%
     55,000    Black & Decker Corp.                  2,593,825       2,651,000

                  THIS SECTOR IS 2.2% ABOVE YOUR FUND'S COST.

               DRILLING & OIL/GAS SERVICES - 3.8%
    150,000    Transocean Inc.                       5,196,580       4,672,500

                  THIS SECTOR IS 10.1% BELOW YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 6.7%
     22,200    The BISYS Group, Inc.                   699,130         739,260
     18,000    Commerce Bancorp, Inc.                  790,427         795,600
     39,300    Copart, Inc.                            661,106         637,839
     83,100    First Tennessee National Corp.        3,043,412       3,182,730
     22,300    Independence Community
                Bank Corp.                             693,518         640,679
     50,000    NDCHealth Corp.                       1,636,565       1,395,000
     22,600    Pittston Brink's Group                  625,313         542,400
     17,000    Total System Services, Inc.             377,600         319,770
                                                  ------------    ------------
                                                     8,527,071       8,253,278

                  THIS SECTOR IS 3.2% BELOW YOUR FUND'S COST.

               FOOD/RESTAURANTS - 12.4%
     64,500    Applebee's International, Inc.        1,545,695       1,480,275
     58,500    Brinker International, Inc.           1,995,044       1,857,375
     25,000    CBRL Group, Inc.                        705,776         763,000
     35,300    CEC Entertainment Inc.                1,663,123       1,457,890
     54,000    Darden Restaurants, Inc.              1,355,846       1,333,800
     40,000    Kellogg Co.                           1,243,984       1,434,400
     39,000    Outback Steakhouse, Inc.              1,517,735       1,368,900
    130,000    Pepsi Bottling Group, Inc.            3,416,526       4,004,000
     19,300    Wendy's International, Inc.             553,804         768,719
     26,000    Yum! Brands, Inc.                       629,614         760,500
                                                  ------------    ------------
                                                    14,627,147      15,228,859

                  THIS SECTOR IS 4.1% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED - 7.2%
     60,300    AmerisourceBergen Corp.               4,062,798       4,582,800
     50,000    Express Scripts, Inc.                 2,689,604       2,505,500
     24,000    Fisher Scientific International Inc.    674,009         672,000
     49,400    Priority Healthcare Corp. Cl B        1,642,248       1,160,900
                                                  ------------    ------------
                                                     9,068,659       8,921,200

                  THIS SECTOR IS 1.6% BELOW YOUR FUND'S COST.

               HOME/OFFICE RELATED - 1.5%
      9,400    Harman International
                Industries, Inc.                       470,463         462,950
     12,100    Leggett & Platt, Inc.                   303,263         283,140
     25,000    Maytag Corp.                          1,096,725       1,066,250
                                                  ------------    ------------
                                                     1,870,451       1,812,340

                  THIS SECTOR IS 3.1% BELOW YOUR FUND'S COST.

               INSURANCE - 5.5%
     50,000    Brown & Brown                         1,658,053       1,575,000
     40,100    Old Republic International Corp.      1,115,915       1,263,150
     55,800    RenaissanceRe Holdings, Ltd.          1,888,743       2,042,280
     39,700    Willis Group Holdings Ltd.              933,403       1,306,527
      6,900    XL Capital Ltd.                         645,687         584,430
                                                  ------------    ------------
                                                     6,241,801       6,771,387

                  THIS SECTOR IS 8.5% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 3.5%
     56,600    Brunswick Corp.                       1,449,156       1,584,800
     90,000    THQ Inc.                              2,794,299       2,683,800
                                                  ------------    ------------
                                                     4,243,455       4,268,600

                  THIS SECTOR IS 0.6% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 5.3%
     85,000    AK Steel Holding Corp.                1,130,121       1,088,850
     41,000    Flowserve Corp.                       1,311,889       1,221,800
     14,800    IDEX Corp.                              532,800         495,800
     66,300    Moore Corporation Ltd.                  886,518         761,124
     47,800    Pactiv Corp.                            801,590       1,137,640
     32,600    Shaw Group Inc.                       1,023,271       1,000,820
     39,200    Timken Co.                            1,017,290         875,336
                                                  ------------    ------------
                                                     6,703,479       6,581,370

                  THIS SECTOR IS 1.8% BELOW YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 6.5%
     22,000    Anthem, Inc.                          1,296,120       1,484,560
    120,800    Caremark Rx, Inc.                     1,840,479       1,993,200
     18,400    Coventry Health Care, Inc.              358,800         522,928
     31,000    First Health Group Corp.                860,232         869,240
     20,100    Trigon Healthcare, Inc.               1,368,481       2,021,658
     15,000    WellPoint Health Networks Inc.          907,358       1,167,150
                                                  ------------    ------------
                                                     6,631,470       8,058,736

                  THIS SECTOR IS 21.5% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 2.6%
     35,000    Allergan, Inc.                        2,414,129       2,336,250
     29,400    Boston Scientific Corp.                 790,228         862,008
                                                  ------------    ------------
                                                     3,204,357       3,198,258

                  THIS SECTOR IS 0.2% BELOW YOUR FUND'S COST.

               MEDICAL SERVICES - 4.7%
     17,000    Charles River Laboratories
                International, Inc.                    559,054         595,850
     24,900    Community Health Systems, Inc.          702,187         667,320
     30,450    DENTSPLY International Inc.           1,029,440       1,123,909
     49,500    Omnicare, Inc.                        1,146,799       1,299,870
     42,800    Province Healthcare Co.                 870,607         957,008
     20,000    Renal Care Group, Inc.                  700,124         623,000
     10,000    Universal Health Services, Inc. Cl B    481,380         490,000
                                                  ------------    ------------
                                                     5,489,591       5,756,957

                  THIS SECTOR IS 4.9% ABOVE YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 2.3%
    160,000    Chesapeake Energy Corp.               1,242,360       1,152,000
     65,000    Pioneer Natural Resources Co.         1,522,973       1,693,250
                                                  ------------    ------------
                                                     2,765,333       2,845,250

                  THIS SECTOR IS 2.9% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 1.1%
     70,000    SICOR Inc.                            1,217,175       1,297,800

                  THIS SECTOR IS 6.6% ABOVE YOUR FUND'S COST.

               RAW & INTERMEDIATE MATERIALS - 0.9%
     40,000    Great Lakes Chemical Corp.            1,053,908       1,059,600

                  THIS SECTOR IS 0.5% ABOVE YOUR FUND'S COST.

               RETAILING - 10.3%
     62,900    Big Lots, Inc.                        1,173,526       1,237,872
     52,000    Blockbuster Inc.                      1,239,249       1,398,800
     42,600    Dollar General Corp.                    801,536         810,678
     29,500    Furniture Brands International, Inc.  1,057,757         892,375
     17,300    Linens On Things, Inc.                  535,426         567,613
     60,000    Michaels Stores, Inc.                 1,989,681       2,340,000
     21,200    PETCO Animal Supplies, Inc.             407,731         528,092
     52,600    Pier 1 Imports, Inc.                  1,080,017       1,104,600
     88,600    RadioShack Corp.                      2,853,144       2,663,316
      7,300    Regis Corp.                             207,645         197,239
     33,000    Yankee Candle Company, Inc.             711,046         893,970
                                                  ------------    ------------
                                                    12,056,758      12,634,555

                  THIS SECTOR IS 4.8% ABOVE YOUR FUND'S COST.

               SOFTWARE - 0.5%
     29,700    Cognos, Inc.                            786,493         659,043

                  THIS SECTOR IS 16.2% BELOW YOUR FUND'S COST.

               TEXTILES/APPAREL MANUFACTURING - 0.8%
     25,300    V. F. Corp.                           1,132,324         992,013

                  THIS SECTOR IS 12.4% BELOW YOUR FUND'S COST.

               TRANSPORTATION RELATED - 0.7%
     10,000    Hunt (J.B.) Transport Services, Inc.    296,725         295,200
     29,200    Werner Enterprises, Inc.                614,241         622,252
                                                  ------------    ------------
                                                       910,966         917,452

                  THIS SECTOR IS 0.7% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 1.2%
      3,000    Bunge Ltd.                               63,034          63,300
     46,200    Garmin Ltd.                             914,238       1,018,710
     27,400    NBTY, Inc.                              439,067         424,152
                                                  ------------    ------------
                                                     1,416,339       1,506,162

                  THIS SECTOR IS 6.3% ABOVE YOUR FUND'S COST.

                                                  ------------    ------------
               Total common stocks                 115,705,084     119,267,065

SHORT-TERM INVESTMENTS - 3.8% (A)<F2>

               COMMERCIAL PAPER - 2.2%
 $2,700,000    Household Finance Corp.,
               due 07/01/02, discount of 2.00%       2,700,000       2,700,000

               VARIABLE RATE DEMAND NOTES - 1.6%
  1,560,000    Wisconsin Corporate Central
               Credit Union                          1,560,000       1,560,000
    464,868    Wisconsin Electric Power Co.            464,868         464,868
                                                  ------------    ------------
               Total variable rate demand notes      2,024,868       2,024,868
                                                  ------------    ------------
               Total short-term investments          4,724,868       4,724,868
                                                  ------------    ------------
               Total investments                  $120,429,952     123,991,933
                                                  ------------
                                                  ------------
               Liabilities, less cash and
               receivables (0.6%) (A)<F2>                             (715,816
                                                                  ------------
                  NET ASSETS                                      $123,276,117
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
               ($0.01 par value 100,000,000
               shares authorized), offering
               and redemption price
               ($123,276,117 / 14,986,302
               shares outstanding)                                       $8.23
                                                                         -----
                                                                         -----

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

                  DEMANDING HIGH-QUALITY WALL STREET INSIGHTS

   Politicians and prosecutors argue that venerable financial institutions sacrificed the objectivity once associated with their research work in a drive to secure investment-banking business. So can you get honest, well-developed investment ideas from the research community at large anymore?

   If Vince Sullivan is any type of guide, the answer is a resounding "Yes!"

   With more than 30 investment professionals focused solely on research, the vast majority of the companies in your portfolio get there by way of your internal team's detective work. Your team, considered "one of the deepest management staffs in the business" by Morningstar, also harnesses external expertise to complement its efforts. But we don't accept just any research from just any source.

   Vince is among the outside consultants whose appreciation for the unique Friess investment strategy and ability to apply it win him a spot on one of your eight research teams, where he reports directly to Friess Research Team Leader Nate Dougall.

   While most investment managers take a wholesale approach to the outside research they accept, we decided years ago not to expend the time and financial resources necessary to sift through the haystack of outside recommendations in the hope of finding a few good ideas. Instead, we maintain lasting relationships with a core group of external research professionals who target their research to cater to our earnings-driven investment approach.

   If a company does not meet our investment criteria, Vince and the others assigned to your research teams know not to bring it to our attention. Moreover, we require any outside suggestions we do consider to reflect the same quality investigative legwork indicative of our internal research.

   Like members of your internal team, they conduct interviews with company managements, competitors, customers and suppliers to constantly monitor their companies to confirm their ongoing fundamental strength or identify issues that would prompt a sale based on your team's sell discipline.

   "I think of myself as a big funnel," Vince said. "I take in as much information as possible from as many sources as possible and filter what I learn into investment ideas."

   A consultant or broker who wants to supply research to us undergoes an intensive interview process. Once we're confident they can help us make you money, we invest a lot of time to integrate them into our research process. Making these external research providers part of our broader group effort in this way breeds long-term relationships, effectively expanding the scope and geographic reach of your already-deep internal team. Vince, for example, has been covering Friess Associates for 15 years.

   "Friess Associates brings the smartest and hardest-working people together to create a cohesive and effective team, and I'm glad to be part of it." Vince said. His long-term track record mainly reflects solid recommendations among retail and health-care companies.

   Like other external folks, Vince sports the kind of background we expect from our internal researchers. He holds an undergraduate degree from the University of Pennsylvania's Wharton School of Business, where he graduated magna cum laude, and a law degree from the Villanova School of Law.

   Vince served as an attorney in the Securities and Exchange Commission's enforcement division before joining his current firm, Buckingham Research. Buckingham is not in the investment banking business, so there are no related conflicts of interest.

   Most importantly, Vince is objective and good at what he does. "Nearly 70 percent of the companies Vince brought to us in the tough environment over the past 18 months gained ground," Research Team Leader Nate Dougall said. "His suggestions generated $171 million in net gains firm-wide in that period."

   We're grateful to Vince and the other external research professionals who go beyond standard recommendations to perform the high-quality research clients and fellow shareholders expect and deserve. Chief Operating Officer Christopher Long adds, "It's surprising our peers don't utilize this concept more, but we're glad they don't, as it gives us one more research edge."

                     "KICKING THE TIRES" UNCOVERS NEW IDEAS

   Low interest rates continue to drive robust home sales, and last winter numerous furniture makers crossed your team's radar screen as homebuyers furnished their new abodes. As is often the case, staying on top of the fundamental progress of existing holdings led to new opportunities.

   Members of your team recently attended the Furniture Mart trade show in North Carolina to get a firsthand look at the latest offerings from manufacturers and glean insights from buyers and suppliers. After viewing droves of upholstered items and conducting numerous interviews, they began opening their conversations with manufacturers they were meeting for the first time by asking, "Who supplies your fabric?"

   The furnishing trend coincided with a trend toward staying closer to home in what some call "nesting" or "cocooning," which was also driving strong results among retailers of craft and home decor products. Both had fabric in common.

   Cross-checking these initial interviews with fabric makers and more of their customers led to recommendations such as Culp Inc., up 58 percent from the start of April through June 27. It's expected to grow earnings to $0.85 per share in its fiscal year ending April 2003 from $0.35 in fiscal 2002.

   Your team of 34 investment professionals who focus solely on research uncovers the complete story on companies by conducting more than 1,000 interviews each week with company managements, their competitors, customers and suppliers.

   That includes "kicking the tires" by visiting company facilities, attending trade shows and conferences, and taking opportunities to experience products and services firsthand as a paying customer when possible. No-Load Fund Analyst President Ken Gregory reports that Friess Associates benefits from "one of the most obsessive research cultures in the business."

   Our strategy capitalizes on the relationship between earnings and stock prices by isolating companies experiencing rapid earnings growth selling at reasonable multiples of earnings estimates that have good prospects to exceed Wall Street earnings estimates. The average Friess holding sports a 2002 price-to-earnings ratio of 18 and is expected to grow earnings 32 percent this year. The average S&P 500 Index component sells at 20 times estimates with just 10 percent earnings growth predicted.

   We look for #7 companies in an industry group making a move to the #3 spot. This tends to lead us to lesser-known companies that make names for themselves as their profiles increase rather than "big-name" industry leaders with high valuations. We also typically require potential holdings to have at least three years of earnings history and $3 million in after-tax income, thus avoiding the dot-com debacle.

   Beyond broad trends that lift all boats, we look for companies with new products, new market opportunities or some other catalyst to spur earnings growth. Rather than top-down calls to capitalize on trends, we isolate individual companies making the right moves to benefit most from them.

   We appreciate your confidence in our research-driven approach and the team that implements it.

                           FRIESS STRATEGY HIGHLIGHTS

o Rapidly growing companies. Average Friess holding expected to grow earnings 32 percent in 2002.

o Reasonable price-to-earnings ratios. Current average holding sells at 18 times 2002 estimates.

o  Focus on companies likely to exceed consensus earnings estimates

o Emphasis on #7 companies in an industry moving to #3 spot rather than industry leaders.

o Intensive contacts with company managements, competitors, customers and suppliers.

o Require holdings to have three years of earnings history and $3 million in after-tax income.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                             Boston, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Wilmington, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                        Nuclear Electric Insurance Ltd.
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
   (800) 656-3017           www.brandywinefunds.com         bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

      OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell,
        Vice President and Secretary; William D'Alonzo, Vice President;
         Carl Gates, Vice President; and Paul Robinson, Vice President

                        Report Editor: Rebecca Schuster
              Report Staff: Chris Aregood, Dave Marky, Adam Rieger

   Past performance does not guarantee future results. The principal value and
   ---------------------------------------------------
investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. This material must be preceded or accompanied by the current Brandywine Advisors Fund's prospectus. Please read it carefully before investing.

   Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. As of June 30, 2002 the Fund did not hold the securities discussed, unless they are listed in the accompanying Statement of Net Assets.

   The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The Nasdaq Composite Index is a market-value weighted index that measures all the domestic and non-U.S. common stocks listed on the Nasdaq Stock Market. The S&P MidCap 400 Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000" Growth Index. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides consensus earnings estimates based on analysts' earnings projections.

   Brandywine Advisors Fund is distributed by Quasar Distributors, LLC    07/02